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                                                                   EXHIBIT 10.10

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE is made as of this 30th day of November, 2001 by and between EASTMAN KODAK COMPANY, a New Jersey corporation having an office at 343 State Street, Rochester, New York 14650 (hereinafter referred to as "Landlord") and GENENCOR INTERNATIONAL, INC., a Delaware corporation having an office at 1700 Lexington Avenue, Rochester, New York 14606 (hereinafter referred to as "Tenant") and amends that certain Lease dated as of August 28, 1991 (the "Lease") by and between Landlord and Tenant.

                                  WITNESSETH:

         WHEREAS, Landlord and Tenant now desire to modify the Lease with respect to the providing of certain services from Landlord to Tenant and the payment of certain sums from Tenant to Landlord; and

         WHEREAS, capitalized terms used but not otherwise described herein shall have the meanings otherwise ascribed to them in the Lease.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. TERMINATION OF CERTAIN SERVICES BY LANDLORD. Effective as of September 1, 2001, Landlord and Tenant agree that Landlord will no longer provide snowplowing and landscaping services to the Premises at the referenced location. From and after September 1, 2001, Tenant shall procure, at its sole cost and expense, snowplowing and landscaping services as reasonably necessary to keep the Premises (and the land included therein) in good order and condition.

                  2. PAYMENT FOR SUCH SERVICES. From and after September 1, 2001, Landlord shall no longer charge Tenant for the costs of snowplowing and landscaping services pursuant to the provisions of Paragraph 7 of the Lease.

                  3. RATIFICATION. Except as expressly modified herein, the parties hereby ratify and confirm the terms, covenants and provisions of the Lease which shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date first above written.

                                        EASTMAN KODAK COMPANY, LANDLORD

                                        BY: /s/ MEE F. WING
                                            ------------------------------------
                                            MEE F. WING, DIRECTOR, REAL ESTATE

                                        GENENCOR INTERNATIONAL, INC., TENANT

                                        BY: /s/ Thomas J. Pekich
                                            ------------------------------------
                                        NAME:  Thomas J. Pekich
                                        TITLE: Group Vice President, Bioproducts